UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

 (Former Name of Registrant)

Nevada	00135384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48 South Service Road

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to purchase shares of Common Stock, par value $0.001 per share	DTST DTSTW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Registered Direct Offering and Concurrent Private Placement

As previously disclosed, on July 19, 2021, Data Storage Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited institutional investors resulting in the raise of $8,305,000 in gross proceeds to the Company. Pursuant to the terms of the Purchase Agreement, the Company agreed to sell, (i) in a registered direct offering priced at-the-market under Nasdaq rules, an aggregate of 1,375,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) in a concurrent private placement, warrants to purchase an aggregate of 1,031,250 shares of the Company’s Common Stock (the “Warrants”) at a combined price of $6.04 per Share and .75 of one Warrant (collectively, the “Offering”). The Warrants will be immediately exercisable, will expire on the five year and six-month anniversary of the issuance date and will have an initial exercise price of $6.15 per share, subject to adjustment.

The Shares were offered and sold by the Company pursuant to a prospectus supplement, which was filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2021 pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, in connection with a takedown from the Company’s effective shelf registration statement on Form S-3, which was filed with the SEC on July 9, 2021 and subsequently declared effective on July 16, 2021 (File No. 333-257812).

The Warrants and the shares of Common Stock issuable thereunder were sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption provided under Section 4(a)(2) of the Securities Act, as transactions not involving a public offering, and Rule 506 promulgated thereunder.

The Offering was consummated on July 21, 2021. Maxim Group LLC acted as the sole placement agent (the “Placement Agent”) for the Company in connection with the Offering. Pursuant to that certain Placement Agency Agreement, dated as of July 19, 2021, between the Company and the Placement Agent (the “Placement Agency Agreement”), the Placement Agent will be entitled to a cash fee of 6.5% of the gross proceeds of the Offering and the reimbursement for certain out-of-pocket expenses up to $50,000.

The gross proceeds to the Company from the Offering and concurrent private placement was $8,305,000, before deducting the Placement Agent’s fees and other Offering expenses, which will be used for general corporate purposes, including working capital.

The forms of the Purchase Agreement, the Placement Agency Agreement and the Warrant are incorporated herein by reference as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01. Other Events.

On July 19, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Warrant (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20 2021)
10.1	Form of Securities Purchase Agreement dated July 19, 2021 between Data Storage Corporation and certain purchasers (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2021)
10.2	Form of Placement Agency Agreement dated July 19, 2021 between Data Storage Corporation and Maxim Group LLC ((incorporated herein by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2021)
99.1	Press Release dated July 19, 2021 (incorporated herein by reference to Exhibit 99.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2021	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer